UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 31, 2024 (May 31, 2024)

BOSTON OMAHA CORPORATION
(Exact name of registrant as specified in its Charter)

Delaware	001-38113	27-0788438
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1601 Dodge Street, Suite 3300 Omaha, Nebraska 68102 (Address and telephone number of principal executive offices, including zip code)
(857) 256-0079 (Registrant's telephone number, including area code)
Not Applicable (Former name or address, if changed since last report)

Securities registered under Section 12(b) of the Exchange Act:

Title of Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, $0.001 par value per share	BOC	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of Registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.08	SHAREHOLDER DIRECTOR NOMINATIONS

On  May 31, 2024, BOC announced that the date of its 2024 Annual Meeting of Stockholders will be Friday, September 20, 2024.  The meeting will be held at The Salvation Army Omaha Kroc Center – Joyce Mammel Assembly Hall located at 2825 Y Street, Omaha, NE 68107. The formal portion of the Annual Meeting of Stockholders will commence at 10:00 a.m. Central Time and will be held in person with no remote streaming.

Because the 2024 Annual Meeting of Stockholders will be held more than 30 days after the anniversary date of BOC’s 2023 Annual Meeting of Stockholders, the deadlines set forth in BOC’s definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 27, 2023 for stockholder proposals and director nominations for consideration at the 2024 Annual Meeting of Stockholders no longer apply.

The new deadline is the close of business on June 14, 2024 (which BOC has determined to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the 2024 Annual Meeting of Stockholders) for proposals and director nominations of stockholders intended to be included in BOC’s proxy statement and form of proxy for the 2024 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the proxy access provisions of BOC’s Amended and Restated Bylaws, and proposals and director nominations of stockholders intended to be considered at the 2024 Annual Meeting of Stockholders other than by means of inclusion in BOC’s proxy statement and form of proxy card. Stockholders submitting proposals or nominations using the foregoing procedures should deliver or mail the proposal or nomination, and all supporting information required by Rule 14a-8 or BOC’s Amended and Restated Bylaws, as applicable, to Boston Omaha Corporation, 1601 Dodge Street, Suite 3300, Omaha, Nebraska 68102, Attention: Secretary. In addition to complying with this deadline, stockholder proposals and nominations must comply with all applicable SEC rules, including Rule 14a-8, and the requirements set forth in BOC’s Amended and Restated Bylaws and applicable law.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits. The Exhibit Index set forth below is incorporated herein by reference.

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release dated May 31, 2024 titled "Boston Omaha Corporations Announces Date for 2024 Annual Meeting of Stockholders."
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON OMAHA CORPORATION (Registrant)

By:	/s/ Joshua P. Weisenburger
Joshua P. Weisenburger,
Chief Financial Officer

Date: May 31, 2024

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